SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported)
                                June 20, 2005
                                -------------


                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)

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
                Colorado                                     333-01173                     84-0467907
                --------                                     ---------                     ----------
  (State or other jurisdiction of incorporation)      (Commission File No.)     (IRS Employer Identification No.)

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            8515 East Orchard Road, Greenwood Village, Colorado         80111
            ---------------------------------------------------         -----
                 (Address of principal executive offices)             (Zip Code)

                                 (303) 737-3000
                                 --------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02         DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
                  DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On June 20, 2005, the Registrant's Board of Directors elected a new director, Robert Jeffrey Orr, in order to fill a vacancy created by an expansion of the Board. Mr. Orr was also elected as a member of the Registrant's Executive Committee, Investment and Credit Committee and Compensation Committee.

On May 9, 2005, Mr. Orr was appointed President and Chief Executive Officer of Power Financial Corporation, an indirect parent company of the Registrant. Previously, he served as President and Chief Executive Officer of IGM Financial Inc., an affiliate of the Registrant, since May 2001.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 23, 2005
                          GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY


                          By: /s/Richard G. Schultz
                              ---------------------
                          Name: Richard G. Schultz
                          Title: Vice President, Counsel and Associate Secretary